Exhibit 99

                       Information Regarding Joint Filers

Designated Filer of Form 4:      Daniel Zeff

Date of Earliest Transaction Required to be Reported:          May 11, 2006

Issuer Name and Ticker Symbol:      Trio Tech International  (TRT)

Names:            Zeff Holding Company, LLC,
                  Zeff Capital Partners I, L.P. and
                  Spectrum Galaxy Fund Ltd.

Address:          50 California Street
                  Suite 1500
                  San Francisco, CA 94111

Signatures:

The undersigned, Zeff Holding Company, LLC, Zeff Capital Partners I, L.P. and Spectrum Galaxy Fund Ltd., are jointly filing the attached Statement of Changes in Beneficial Ownership of Securities on Form 4 with Daniel Zeff with respect to the beneficial ownership of securities of Trio Tech International.

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
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ZEFF HOLDING COMPANY, LLC      ZEFF CAPITAL PARTNERS I, L.P                                    SPECTRUM GALAXY FUND LTD.

                               By:  Zeff Holding Company, LLC, as general partner
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By:                                  By:                                                       By:
------------------------------ --------------------------------------------------------------- ------------------------------------
         Name:  Daniel Zeff                Name:  Daniel Zeff                                        Name:  Dion R. Friedland
         Title: Manager                    Title: Manager                                            Title: Director
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